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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 4, 2002



                               Newmark Homes Corp.

             (Exact name of registrant as specified in its charter)



            Delaware                       000-23677            76-0460831
  (State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                            Identification No.)


                            1200 Soldiers Field Drive
                             Sugar Land, Texas 77479
              (Address of Registrant's principal executive offices)


                                  281-243-0100
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.


         Reference is made to the Newmark Homes Corp. press release attached hereto as Exhibit 99.1 and incorporated by reference herein relating to the Company's intent to offer senior notes and senior subordinated notes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.         Description

99.1                Press release issued June 4, 2002
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              NEWMARK HOMES CORP., a Delaware
                                              corporation


                                              By: /s/ Terry C. White
                                                 -------------------------------
                                                      Terry C. White

Date: June 4, 2002
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                                  EXHIBIT INDEX


Exhibit No.         Description

99.1                Press release issued June 4, 2002